Supplement to the
Fidelity® Blue Chip Growth Fund
Class F
May 18, 2009
Prospectus

The following information replaces the biographical information for Jennifer Uhrig found in the "Fund Management" section on page 17.

Sonu Kalra is manager of Blue Chip Growth Fund, which he has managed since July 2009. Mr. Kalra joined Fidelity Investments as a research analyst in 1998, after receiving an MBA from the Wharton School of Business at the University of Pennsylvania.

BCF-F-09-01 August 14, 2009
1.901355.100